EXHIBIT 32.1




                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ridgefield Industries Corp. (the "Company") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Qian Chao, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 26, 2004


/s/ Qian Chao
------------------------
Qian Chao
Chief Executive Officer
(principal executive officer and
principal accounting officer)